UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2017

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois (Address of principal executive offices)		60606 (Zip Code)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2017, Equity Residential (the “Company”) announced that Bruce C. Strohm, 62, its Executive Vice President and General Counsel since 1995, will retire from the Company effective January 1, 2018 (the “Retirement Date”), and be succeeded by Scott J. Fenster, currently Senior Vice President – Legal of the Company.

Mr. Fenster, 41, joined the Company in 2003 and has extensive experience in capital markets and securities matters, real estate transactions and development, joint ventures, corporate transactions and corporate governance. Prior to joining the Company, Mr. Fenster was an associate at Katten Muchin Rosenman LLP. Mr. Fenster is a graduate of the University of Illinois and received his J.D. from The University of Michigan Law School.

Pursuant to a Retirement Agreement entered into between Mr. Strohm and the Company on June 21, 2017, Mr. Strohm will be eligible to receive a cash bonus and equity grant in early 2018 for his 2017 service, determined by the Compensation Committee of the Company’s Board of Trustees at the same time and in the same manner as for the Company’s other executives. Mr. Strohm will also be entitled to certain retirement benefits as previously disclosed in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 27, 2017. No severance will be payable to Mr. Strohm in connection with his retirement.

ITEM 9.01	Financial Statements and Exhibits.

99.1	Press Release dated June 21, 2017, announcing the year-end retirement of Bruce C. Strohm, Executive Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: June 21, 2017	By:	/s/ David J. Neithercut
	Name:	David J. Neithercut
	Its:	Chief Executive Officer

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: June 21, 2017	By:	/s/ David J. Neithercut
	Name:	David J. Neithercut
	Its:	Chief Executive Officer